UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2019

AVISTA CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue, Spokane, Washington	99202-2600
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	509-489-0500
Web site: http://www.avistacorp.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.
On January 23, 2019, Avista Corporation (Avista Corp. or the Company), Hydro One Limited (Hydro One) and certain subsidiaries thereof, entered into a termination agreement (Termination Agreement) to terminate the previously announced agreement and plan of merger (Merger Agreement), which was originally entered into by the parties on July 19, 2017. The Termination Agreement is discussed in further detail in Item 1.02 below, which is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.
On January 23, 2019, pursuant to terms of the Termination Agreement, Avista Corp. and Hydro One announced their mutual agreement to terminate the Merger Agreement, effective immediately. For a description of the Merger Agreement, refer to Note 17 of the Notes to Condensed Consolidated Financial Statements in Avista Corp.’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2018, which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.2 and incorporated herein by reference.
Pursuant to the terms of the Termination Agreement, Hydro One will pay Avista Corp. a $103 million termination fee. After payment of applicable income taxes and transaction costs payable in 2019, the balance of the termination fee will be used for general corporate purposes and may reduce our need for external financing.
The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 2.1 and incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events.
On January 23, 2019, Avista Corp. and Hydro One issued a joint press release announcing the termination of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
2.1	Termination Agreement, dated as of January 23, 2019, by and among Avista Corporation, Hydro One Limited, Olympus Holding Corp. and Olympus Corp. (1)
2.2	Agreement and Plan of Merger, dated as of July 19, 2017, by and among Avista Corporation, Hydro One Limited, Olympus Holding Corp. and Olympus Corp. (2)
99.1	Press release dated January 23, 2019.

(1)	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Avista will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

(2)	Previously filed as exhibit 2.1 to Avista Corp.’s Current Report on Form 8-K filed as of July 19, 2017 and incorporated herein by reference.
Neither the furnishing of any press release as an exhibit to this Current Report nor the inclusion in such press release of a reference to Avista Corp.'s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report. The information available at Avista Corp.'s Internet address is not part of this Current Report or any other report furnished or filed by Avista Corp. with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	January 23, 2019	/s/ Mark T. Thies
Mark T. Thies
Senior Vice President,
Chief Financial Officer, and Treasurer